Acquisitions	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Acquisitions
Acquisitions
2012 Acquisitions
GAT Microencapsulation AG:
In December 2012, we signed a perpetual, global licensing agreement, along with distribution and services agreements with GAT Microencapsulation AG covering a range of advanced crop protection products and proprietary formulation technologies. The acquired assets have been integrated into our FMC Agricultural Solutions segment.
Pectine Italia S.p.A.:
In August 2012, we acquired the assets of Pectine Italia S.p.A. (PI). PI produces pectin, a well known stabilizer and thickening agent used widely in many foods and derived predominately from lemon peels. The company has production facilities in Milazzo, on the island of Sicily. The acquired assets of PI are reported as part of our FMC Health and Nutrition segment.
Phytone Ltd.:
In June 2012, we acquired 100 percent of the stock of Phytone Ltd. (Phytone). Phytone is a natural colors producer based in the United Kingdom. Phytone's natural products and formulations are used by global customers in the food, beverage, personal care and nutrition sectors. Phytone has been consolidated into our existing FMC Health and Nutrition segment.
The results of operations related to the above acquisitions have been included in our results since their respective acquisition dates. The above acquisitions were all considered businesses under the U.S. GAAP business combinations accounting guidance, and therefore we applied acquisition accounting. Acquisition accounting requires, among other things, that most assets and liabilities assumed be recognized at their fair values as of the acquisition date. The net assets of the combined acquisitions were recorded at the estimated fair values using primarily Level 2 and Level 3 inputs (see Note 17 for an explanation of fair value inputs). In valuing acquired assets and liabilities, valuation inputs include an estimate of future cash flows and discount rates based on the internal rate of return and the weighted average rate of return. Transaction related costs of the acquisitions were expensed as incurred.
The purchase price and related allocation is not considered final primarily due to working capital adjustments expected to occur in the first quarter of 2013. This may result in additional adjustments to the preliminary purchase price allocation. We will finalize the amounts recognized as soon as possible once we obtain the information necessary to complete the analysis, but no later than one year from the acquisition date.

Preliminary Purchase Price Allocation
(in Millions)
Current assets (primarily inventory and trade receivables) (1)	$17.9
Property, plant & equipment	29.8
Finite-lived intangible assets (2)	38.8
Goodwill (3)	62.4
Total fair value of assets acquired	148.9

Current liabilities	10.4
Deferred tax liabilities	7.5
Other liabilities	6.9
Acquisition of noncontrolling interest	6.7
Total fair value of liabilities assumed	31.5

Total Cash Paid	$117.4

(1)	Fair value of finished good inventories acquired included a step-up in the value of approximately $0.6 million, which has been expensed to cost of sales and services in 2012.

(2)
See Note 4 for the major classes of intangible assets acquired, which primarily represent customer relationships. The weighted average useful life of the acquired finite-lived intangibles is approximately 25 years.

(3)	Goodwill largely consisted of expected revenue synergies resulting from the business combinations. None of the acquired goodwill will be deductible for income tax purposes.

2011 Acquisitions

During third and fourth quarters of 2011 we completed five acquisitions, descriptions of which are included below.
Rovral and Sportak:
In December 2011, we acquired the intellectual property associated with the fungicide chemistries: iprodione and prochloraz from Bayer CropScience, which included the trade names Rovral and Sportak. The acquired assets have been integrated into our FMC Agricultural Solutions segment.
Adventus Intellectual Property Inc.:
In November 2011, we acquired the assets of Adventus Intellectual Property Inc. (Adventus) from Covington Capital Corporation and VentureLink Innovation Fund Inc. Adventus has a portfolio of specialty remediation technologies used in soil and ground water. The acquired assets of Adventus have been integrated into our FMC Peroxygens segment.
South Pole Biogroup Ltda:
In November 2011, we acquired, via a stock purchase, 100 percent of South Pole Biogroup Ltda (SPB). SPB is a South American natural color and health ingredient producer that operates the BioColor and BioNutrition businesses. SPB has been consolidated into our FMC Health and Nutrition segment.
RheinPerChemie GmbH:
In October 2011, we acquired, via a stock purchase, 100 percent of RheinPerChemie GmbH (RPC) from Unionchimica SpA. RPC is a European persulfates manufacturer and has been consolidated into our FMC Peroxygens segment.
Ruralco Soluciones SA:
In July 2011, we acquired a 50 percent controlling ownership interest in a new Argentine agrochemical distribution company named Ruralco Soluciones SA (Ruralco). Ruralco has been integrated into our FMC Agricultural Solutions segment.
The results of operations related to the above acquisitions have been included in our results since the respective acquisition dates.
The total purchase price for the five 2011 acquisitions was $173.9 million of which $148.1 million was paid in 2011 and $25.8 million of additional purchase price was paid in 2012. The amount paid in 2012 was accrued for as “non-contingent consideration payable” on our December 31, 2011 consolidated balance sheet and included in our purchase price allocation. During 2012 we paid $2.5 million in contingent consideration associated with the 2011 acquisitions for which we had accrued $3.5 million at December 31, 2011. The remaining amount of contingent consideration payable at December 31, 2012 was $1.0 million.
During the year ended December 31, 2012 we finalized the purchase price allocation of the 2011 acquisitions which resulted in a decrease of $0.8 million to the goodwill allocated during the preliminary purchase price allocation. These adjustments were made primarily as a result of working capital adjustments that were finalized. The final purchase price for the 2011 acquisitions was primarily allocated to goodwill of $33.9 million and identifiable intangible assets of $134.8 million. See Note 4 for a reconciliation of the carrying amount of goodwill and intangibles assets at December 31, 2012 and 2011.
Unaudited pro forma revenue and net income related to all of the acquisitions discussed above for the years 2012 and 2011 are not presented because the pro forma impact is not material.